UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐     Soliciting Material Pursuant to §240.14a-12
THE HIRTLE CALLAGHAN TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT
July 29, 2009
July___, 2009
To Shareholders of The Hirtle Callaghan Trust:
A joint special meeting (the “Special Meeting”) of shareholders of The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio (the “Affected Portfolios” or the “Portfolios”) of The Hirtle Callaghan Trust (the “Trust”) will be held on August ___, 2009. At the Special Meeting, shareholders of these Portfolios will be asked to consider and vote upon important matters relating to the portfolio management services provided to the Portfolios.
While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box voting for or against the proposals described in the Proxy Statement. Please note that, if you are a shareholder of more than one of the Affected Portfolios, you will receive a proxy card for each Portfolio, each of which should be completed separately. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board of Trustees of the Trust.
Whether or not you plan to attend the Special Meeting, we need your vote. If you are voting by mail, please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. The proxy card contains instructions on how to cast your vote by telephone or via the Internet.
We encourage you to read the accompanying Proxy Statement thoroughly. To assist you in this, we have prepared a brief “Question and Answer Summary” which is included in this Proxy Statement.
As always, we thank you for your confidence and support.
Sincerely yours,
Robert J. Zion
Vice President
The Hirtle Callaghan Trust

PRELIMINARY PROXY STATEMENT
July 29, 2009
THE HIRTLE CALLAGHAN TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, Pennsylvania 19428
Question and Answer Summary
The Hirtle Callaghan Trust (the “Trust”) is designed primarily to serve as a vehicle through which Hirtle, Callaghan & Co., LLC (“Hirtle Callaghan”) implements certain asset allocation strategies on behalf of its investment advisory clients. Shares of the investment portfolios of the Trust are generally available only to clients of Hirtle Callaghan.
Hirtle Callaghan, in its capacity as the Trust’s primary investment adviser, has recommended that two of the Trust’s portfolios — The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio — add to the team of investment management firms (sometimes referred to in this Proxy Statement as “Specialist Managers”) that currently provide day-to-day portfolio management services. The investment advisory organizations recommended by Hirtle Callaghan are SSgA Funds Management, Inc. (“SSgA FM”) and Pzena Investment Management, LLC (“Pzena”). The Trust’s Board of Trustees (“Board”) has, subject to the approval of the shareholders of The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio (collectively, the “Affected Portfolios”), approved Hirtle Callaghan’s recommendations with respect to both SSgA FM and Pzena. This Proxy Statement is designed to obtain the shareholder approvals required by the Investment Company Act of 1940 (the “1940 Act”). Information about these organizations is set forth in the “Proposed Specialist Managers Guide” at Appendix A in the Proxy Statement.
Please note that this Proxy Statement includes four separate proposals, two for each of the Affected Portfolios. You are eligible to cast your vote only with respect to those proposals that relate to an Affected Portfolio in which you hold shares. While we encourage you to read the Proxy Statement thoroughly, we have prepared the following “Q&A” to assist you in understanding the several proposals described in the Proxy Statement. 1
Both Hirtle Callaghan and the Trust’s Board of Trustees recommend that shareholders of the respective Portfolios vote “FOR” each of the proposals.
SUMMARY OF PROPOSALS 1 AND 2 RELATING TO
THE SMALL CAPITALIZATION EQUITY PORTFOLIO ONLY
Q.	WHY ARE NEW PORTFOLIO MANAGEMENT AGREEMENTS BEING PROPOSED FOR THE SMALL CAPITALIZATION EQUITY PORTFOLIO AT THIS TIME?

A.	Current day-to-day investment decisions for The Small Capitalization Equity Portfolio are the responsibility of five separate investment advisory organizations (collectively, “Current Managers”), each of which adheres to a distinct investment style. Hirtle Callaghan believes that having access to both SSgA FM and Pzena provides to the Portfolio a more efficient means of exposure to traditional value-based factors and characteristics. Over time, it is expected that SSgA FM’s assignment will vary depending on the risk premiums available to different segments of the small capitalization universe, while Pzena is expected to offer the potential for excess returns relative to the Russell 2000® Value Index over a full market cycle. Accordingly, Hirtle Callaghan has recommended, and the Board has approved, the engagement of SSgA FM and Pzena to serve as Specialist Managers for the Portfolio. (The Board of Trustees has also approved the terms and conditions of a proposed portfolio management agreements pursuant to which SSgA FM and Pzena, respectively, will provide day-to- day investment decisions for a portion of the assets of The Institutional Small Capitalization Equity Portfolio.) In accordance with various provisions of the 1940 Act, shareholders of the Portfolio are being asked to approve the proposed SSgA FM and Pzena agreements.

[1]	The information provided in the “Q&A” is qualified in its entirety, by the information and disclosures contained in the accompanying Proxy Statement.

PRELIMINARY PROXY STATEMENT
July 29, 2009
Q.	WILL THE EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE SMALL CAPITALIZATION EQUITY PORTFOLIO INCREASE IF THE PROPOSED SSgA FM and PZENA AGREEMENTS ARE IMPLEMENTED?

A.	Under the proposed agreement with SSgA FM, SSgA FM would be entitled to receive a maximum fee of 0.04% of the assets that may, from time to time, be allocated to it by Hirtle Callaghan or the Board, with an annual minimum fee of $50,000. At the Portfolio’s asset level as of June 30, 2009 and SSgA FM’s expected allocation, the minimum fee would apply, corresponding to a rate of 0.0704%. Under the proposed agreement with Pzena, Pzena would be entitled to receive a fee of 1.00% of the assets that may, from time to time, be allocated to it by Hirtle Callaghan or the Board. This fee rate would be the highest of any of the Current Managers for the Portfolios. Accordingly, if the two proposals relating to The Small Capitalization Equity Portfolio are approved, the overall advisory fee paid by the Portfolio will likely increase. The extent of any increase will depend on the manner in which assets of the Portfolio are allocated among the Specialist Managers. As indicated above, Hirtle Callaghan recommends that shareholders approve these proposals and believes that any increase in the Portfolio’s expenses is likely to be outweighed by the expected benefits associated with the combination of investment styles. Tables illustrating the pro forma expenses that shareholders of the Portfolio may be expected to incur in the event that both or either of the proposed agreements is approved and implemented appear in this Proxy Statement at Appendix B.

Q.	IF THE PROPOSED AGREEMENTS WITH SSgA FM AND PZENA ARE APPROVED BY SHAREHOLDERS, WHEN WILL THEY BECOME EFFECTIVE?

A.	Assuming that both agreements are approved by shareholders of The Small Capitalization Equity Portfolio, the agreements will become effective as soon as reasonably practical following the Special Meeting. It is important to note, however, that the affirmative vote of the Portfolio’s shareholders must be obtained with respect to each agreement separately and it is possible that one or both of the agreements will not be approved.

Q.	WILL THE ASSETS OF THE PORTFOLIO BE ALLOCATED AMONG SEVEN SPECIALIST MANAGERS IF THE PROPOSED AGREEMENTS ARE APPROVED?

A.	If the proposed agreements are approved, Hirtle Callaghan expects that the assets of the Portfolio currently allocated to Mellon Capital Management Corporation and Geewax & Partners, LLC will be reallocated over time to SSgA and Pzena in a manner designed to ensure effective management of the Portfolio and an orderly transition.
SUMMARY OF PROPOSALS 3 AND 4 RELATING TO THE
INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO ONLY
Q.	WHY ARE NEW PORTFOLIO MANAGEMENT AGREEMENTS BEING PROPOSED FOR THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO AT THIS TIME?

A.	Current day-to-day investment decisions for The Institutional Small Capitalization Equity Portfolio are the responsibility of five separate investment advisory organizations (collectively, “Current Institutional Managers”), each of which adheres to a distinct investment style. Over time, it is expected that SSgA FM’s assignment will vary depending on the risk premiums available to different segments of the small capitalization universe, while Pzena is expected to offer the potential for excess returns relative to the Russell 2000® Value Index over a full market cycle. Accordingly, Hirtle Callaghan has recommended, and the Board has approved, the engagement of SSgA FM and Pzena to serve as Specialist Managers for the Portfolio. (The Board of Trustees has also approved the terms and conditions of a proposed portfolio management agreement pursuant to which SSgA FM and Pzena and will provide day-to-day investment decisions for a portion of the assets of The Small Capitalization Equity Portfolio.) In accordance with various provisions of the 1940 Act, shareholders of the Portfolio are being asked to approve the proposed SSgA FM and Pzena agreements.

PRELIMINARY PROXY STATEMENT
July 29, 2009
Q.	WILL THE EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO INCREASE IF THE PROPOSED AGREEMENTS ARE IMPLEMENTED?

A.	Under the proposed agreement with SSgA FM, SSgA FM would be entitled to receive a maximum fee of 0.04% of the assets that may, from time to time, be allocated to it by Hirtle Callaghan or the Board, with an annual minimum fee of $50,000. At the Portfolio’s asset level as of June 30, 2009 and SSgA FM’s expected allocation, the minimum fee would apply, corresponding to a rate of 0.1376%. Under the proposed agreement with Pzena, Pzena would be entitled to receive a fee of 1.00% of the assets that may, from time to time, be allocated to it by Hirtle Callaghan or the Board. This fee rate would be the highest of any of the Current Managers for the Portfolios. Accordingly, if the two proposals relating to The Institutional Small Capitalization Equity Portfolio are approved, the overall advisory fee paid by the Portfolio will likely increase. The extent of any increase will depend on the manner in which assets of the Portfolio are allocated among the Specialist Managers. As indicated above, Hirtle Callaghan recommends that shareholders approve these proposals and believes that any increase in the Portfolio’s expenses is likely to be outweighed by the expected benefits associated with the combination of investment styles. Tables illustrating the pro forma expenses that shareholders of the Portfolio may be expected to incur in the event that both or either of the proposed agreements is approved and implemented appear in this Proxy Statement at Appendix C.

Q.	IF THE PROPOSED AGREEMENTS WITH SSgA FM AND PZENA ARE APPROVED BY SHAREHOLDERS, WHEN WILL THEY BECOME EFFECTIVE?

A.	Assuming that both agreements are approved by shareholders of The Institutional Small Capitalization Equity Portfolio, the agreements will become effective as soon as reasonably practical following the Special Meeting. It is important to note, however, that the affirmative vote of the Portfolio’s shareholders must be obtained with respect to each agreement separately and it is possible that one or both of the agreements will not be approved.

Q.	WILL THE ASSETS OF THE PORTFOLIO BE ALLOCATED AMONG SEVEN SPECIALIST MANAGERS IF THE PROPOSED AGREEMENTS ARE APPROVED?

A.	If the proposed agreements are approved, Hirtle Callaghan expects that the assets of the Portfolio currently allocated to Mellon Capital Management Corporation and Geewax & Partners, LLC will be reallocated over time to SSgA and Pzena in a manner designed to ensure effective management of the Portfolio and an orderly transition.

PRELIMINARY PROXY STATEMENT
July 29, 2009
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
of
THE SMALL CAPITALIZATION EQUITY PORTFOLIO and
THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO
of
THE HIRTLE CALLAGHAN TRUST
to be held on August ___, 2009
TO THE SHAREHOLDERS:
A joint special meeting (the “Special Meeting”) of shareholders of The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio (collectively, the “Portfolios”) of The Hirtle Callaghan Trust (the “Trust”) will be held on August ___, 2009, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, at 10:00 a.m. for the following purposes:
At the Special Meeting, shareholders of The Small Capitalization Equity Portfolio will be asked to consider the following proposals:
1.	Approval of a portfolio management agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio, and SSgA Funds Management, Inc., and

2.	Approval of a portfolio management agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio, and Pzena Investment Management, LLC.
At the Special Meeting, shareholders of The Institutional Small Capitalization Equity Portfolio will be asked to consider the following proposals:
3.	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Small Capitalization Equity Portfolio, and SSgA Funds Management, Inc., and

4.	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Small Capitalization Equity Portfolio, and Pzena Investment Management, LLC.
Shareholders of the Portfolios will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.
Shareholders of record of the Portfolios at the close of business on July 28, 2009 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card.
It is important that you return your signed proxy promptly so that a quorum may be assured.
BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST

PRELIMINARY PROXY STATEMENT
July 29, 2009
THE HIRTLE CALLAGHAN TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, PA 19428
PROXY STATEMENT
This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Hirtle Callaghan Trust (the “Trust”). The matters discussed in this proxy statement apply to two of the series of the Trust: The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio (collectively, the “Affected Portfolios” or the “Portfolios”). Proxies so solicited are intended for use at a joint special meeting of shareholders of the Portfolios or any adjournment of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. (Eastern Time) on August ___, 2009 at the offices of Hirtle, Callaghan & Co., LLC (“Hirtle Callaghan”) located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, for the purposes set forth in the accompanying Notice of Meeting. Further information about these matters is set forth in this Proxy Statement.
It is anticipated that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy card will first be mailed to shareholders on or about August 7, 2009. Only shareholders of record of an Affected Portfolio on July 28, 2009 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.
The table below summarizes the proposals to be presented at the Special Meeting, and indicates which shareholders will be entitled to vote with respect to each of the proposals and the number of shares outstanding (“Record Date Shares”) for each of the Portfolios as of the Record Date.

Record Date Shares for
Summary of Proposals	Affected Portfolio	Affected Portfolio

Proposal 1

Approval of SSgA Funds Management, Inc. as a Specialist Manager for The Small Capitalization Equity Portfolio and related contract	Small Capitalization Equity Portfolio	[ADD]

Proposal 2

Approval of Pzena Investment Management, LLC as a Specialist Manager for The Small Capitalization Equity Portfolio and related contract	Small Capitalization Equity Portfolio	[ADD]

Proposal 3

Approval of SSgA Funds Management, Inc. as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio and related contract	Institutional Small Capitalization Equity Portfolio	[ADD]

Proposal 4

Approval of Pzena Investment Management, LLC as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio and related contract	Institutional Small Capitalization Equity Portfolio	[ADD]

PRELIMINARY PROXY STATEMENT
July 29, 2009
Quorum; Vote Required to Approve Proposals
The presence of the holders of 40% of the shares of an Affected Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Portfolio. Approval of each of the Proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Portfolio. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Portfolio are listed in this Proxy Statement under the heading “Additional Information.”
If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each proposed portfolio management agreement. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposals, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust. Officers of Hirtle, Callaghan and Co., LLC (“Hirtle Callaghan”) may assist in the solicitation without separate compensation. If the votes required to approve the Proposals are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies on the enclosed proxy will vote in favor of the proposed adjournment unless otherwise directed. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.
Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2008, and its most recent Semi-Annual Report to Shareholders, dated December 31, 2008, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

PRELIMINARY PROXY STATEMENT
July 29, 2009
INTRODUCTION AND BACKGROUND
The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which Hirtle Callaghan implements certain asset allocation strategies on behalf of its investment advisory clients. Shares of the Trust are generally available only to such clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more independent investment advisory firms (each, a “Specialist Manager”). Hirtle Callaghan serves as the Trust’s primary investment adviser and, in particular monitors, evaluates and oversees the Specialist Managers that serve the Trust’s various portfolios. The Trust’s Board of Trustees (the “Board”) is responsible for the overall supervision and management of the business and affairs of the Trust.
Hirtle Callaghan determined that it would be appropriate to supplement the team of Specialist Managers that currently serve The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio (the “Affected Portfolios” or the “Portfolios”). Hirtle Callaghan’s recommendation is based upon its view that, at this time, it is appropriate to provide the Portfolios with greater access to a manager that provides a passive, highly diversified index-based approach and to a manager that adheres to a fundamental, deep value stock selection approach. Accordingly, in July 2009, Hirtle Callaghan recommended to the Board that SSgA Funds Management, Inc. (“SSgA FM”) and Pzena Investment Management, LLC (“Pzena”), respectively, be engaged as a Specialist Managers for the Affected Portfolios. Additional information about SSgA FM and Pzena is set forth in the “Proposed Specialist Manager Guide” at Appendix A in the Proxy Statement.
The Trust’s Board, including a majority of those trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved Hirtle Callaghan’s recommendations, as well as proposed portfolio management agreements relating to the Affected Portfolios, as applicable, at its meeting held on July 28, 2009. In approving the proposed agreements, the Board acknowledged that implementation of both proposed agreements would likely increase the overall advisory fees paid by the Affected Portfolios. Except for terms relating to fees, the operative terms and conditions of the portfolio management agreements are substantially the same as the terms and conditions of agreements with other Specialist Managers.
In connection with deliberations relating to Hirtle Callaghan’s recommendations, the Board requested and received a range of information from each of SSgA FM and Pzena about their respective business operations, financial position, cost and/or profitability, other accounts and related information. The Board and the Independent Trustees also received information from Hirtle Callaghan, including Hirtle Callaghan’s overall evaluation of SSgA FM and Pzena, the investment style that Hirtle Callaghan expects each organization to bring to their respective assignments and Hirtle Callaghan’s expectations for each of the Affected Portfolios and the asset class each represents. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Affected Portfolios managed by other investment advisers (the “peer group”) and with information from SSgA FM and Pzena regarding the fee structures of their similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed managers, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Portfolios and the Trust as a whole.
In concluding that the engagement of SSgA FM and Pzena would be appropriate and, further, that approval of portfolio management agreements pursuant to which SSgA FM and Pzena would serve the Affected Portfolios was in the best interests of shareholders of the Affected Portfolios, the Board considered it of importance that, like all of the portfolios of the Trust, the Affected Portfolios are designed primarily to serve as vehicles through which Hirtle Callaghan implements asset allocation strategies on behalf of its investment advisory clients and that shares of the Portfolios are generally available only to such clients. The Board also had before it information to the effect that SSgA FM and Pzena would be responsible only for the day-to-day investment decisions for that portion of the assets of the Affected Portfolios allocated to them. Moreover, the Board was informed that neither SSgA FM nor Pzena would participate in the administration or distribution of shares of the any Trust portfolio and would receive limited, if any, benefit from its association with the Affected Portfolios or the Trust other than investment advisory fees

PRELIMINARY PROXY STATEMENT
July 29, 2009
received. The Board reviewed the portfolio management services expected to be provided by SSgA FM and Pzena, respectively, referencing the expected investment style, the experience of the personnel expected to be assigned to the Affected Portfolios and the past performance of these organizations including, as applicable, peer group comparisons and comparisons with such advisers’ other similarly-managed accounts.
The Board also determined that the compensation to which SSgA FM and Pzena would be entitled under the proposed agreements was reasonable. In reaching this conclusion, the Board had before it certain information with respect to the costs incurred by each of these organizations, information relating to their profitability, and the fees charged by these organizations to other investment company and institutional clients with investment objectives similar to the Affected Portfolios. The Board did not specifically rely on such information, however, but instead gave substantial weight to information demonstrating that the fee rates established in the proposed agreements had been determined as a result of arms-length negotiations conducted by officers of the Trust and Hirtle Callaghan. In presenting the proposed agreement with Pzena, Hirtle Callaghan recognized that the services of fundamental managers in the small capitalization asset class, such as Pzena, tend to be more expensive than those of managers in other equity asset classes and those using a quantitative style. The Board considered this, as well as the fact that implementing both of the proposed engagements would likely increase the overall advisory fees paid by the Affected Portfolios. The Board concluded, however, that Hirtle Callaghan’s view that the potential benefits to the Affected Portfolios would likely outweigh any fee increase was reasonable. The Board also recognized that the overall levels of advisory fees experienced by any Affected Portfolios would depend upon the manner in which the assets of an Affected Portfolio are allocated among its Specialist Managers. Finally, the Board considered Hirtle Callaghan’s representations that assets currently allocated to Mellon Capital Management Corporation and Geewax & Partners, LLC would likely be reallocated to SSgA and Pzena in a manner designed to ensure effective management of the Portfolio and an orderly transition.
Subject to the approval of the shareholders of the Affected Portfolio, the Board approved the proposed agreements with SSgA FM and Pzena. Each such new agreement will become effective as soon as reasonably practical following its approval by such shareholders at the Special Meeting. If one or more of the agreements is not approved at the Special Meeting, the relevant portfolio will continue to be managed by its then current Specialist Managers. The fact that one or more of the proposed agreements are not approved, however, will not affect the implementation of those agreements that are approved at the Special Meeting.

PRELIMINARY PROXY STATEMENT
July 29, 2009
PROPOSAL 1: Approval of a portfolio management agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio, and SSgA Funds Management, Inc.
Day-to-day investment decisions for The Small Capitalization Equity Portfolio are currently the responsibility of five separate investment advisory organizations: Ironbridge Capital Management LP (“Ironbridge”); Frontier Capital Management Company, LLC (“Frontier”); Mellon Capital Management Corporation (“Mellon Capital”); Sterling Johnston Capital Management, L.P. (“Sterling Johnston”); and Geewax & Partners, LLC (“Geewax”). Each follows a distinct investment style in managing its portion of the assets of the Portfolio allocated to it.
All of the current Specialist Managers implement strategies using an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each has a distinct approach. During the course of carrying out its responsibilities, Hirtle Callaghan concluded that the Portfolio would benefit from adding access to an index-based approach which varies depending on the risk premiums available to different segments of the Russell 2000® small capitalization universe (i.e. small capitalization value and small capitalization growth segments). The proposed agreement with SSgA FM was approved, subject to the approval of the shareholders of Portfolio, by the Trust’s Board at a meeting of the Board held on July 28, 2009.
It should be noted that if the proposed agreement with SSgA FM is implemented without the other proposed addition to the Portfolio set forth in Proposal 2 of this Proxy Statement, the Portfolio’s overall investment advisory fees are likely to decrease; the extent of any such decrease will depend on the manner in which the Portfolio’s assets are allocated among the Specialist Managers. However, if both Proposals 1 and 2 in this Proxy Statement are approved, the Portfolio’s overall investment advisory fees will likely increase; the extent of any such increase will depend on the manner in which the Portfolio’s assets are allocated among the Specialist Managers.
If approved by shareholders, the agreement will remain in effect in accordance with its term for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the proposed agreement with SSgA FM appears in this Proxy Statement as Exhibit A (Proposed Agreement between the Trust and SSgA FM relating to The Small Capitalization Equity Portfolio). Information about SSgA FM is set forth in the Proposed Specialist Managers Guide at Appendix A in the Proxy Statement.
THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS OF THE SMALL CAPITALIZATION
EQUITY PORTFOLIO VOTE “FOR” PROPOSAL 1
Factors Considered by the Board
The Board, including a majority of the Independent Trustees, has considered and approved, subject to the approval of the shareholders of the Portfolio, the proposed agreement with SSgA FM relating to The Small Capitalization Equity Portfolio. In connection with the Board’s deliberations, the Board considered several factors. In addition, the Board requested and received detailed information from SSgA FM about its business and operations.
In concluding that approval of the proposed agreement was in the best interests of the Portfolio and consistent with the expectations of shareholders, the Board gave substantial weight to Hirtle Callaghan’s assessment of the structure of the Portfolio, the role of each of the current Specialist Managers of the Portfolio, and the potential benefits of engaging SSgA FM to manage a portion of the Portfolio’s assets.
The Board also considered information provided to it by Hirtle Callaghan and SSgA FM with respect to the nature and quality of the services to be provided by SSgA FM, its performance record in managing investment accounts similar to the Portfolio, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the proposed agreement, including fees payable to SSgA FM.
In summary, the Board concluded that the implementation of the proposed agreement with SSgA FM would be in the best interests of the Trust and the shareholders of the Portfolio. During the course of its deliberations, and as

PRELIMINARY PROXY STATEMENT
July 29, 2009
indicated above, the Board considered recommendations made by Hirtle Callaghan as well as information provided to it relating to SSgA FM’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by SSgA FM, the Board had before it information that it received from Hirtle Callaghan and SSgA FM with respect to SSgA FM’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by SSgA FM were reasonably likely to benefit the Portfolios, the Board did not rely upon any single factor, but gave substantial weight to Hirtle Callaghan’s recommendations and its view with respect to the ability of SSgA FM to carry out the investment policies of the Portfolio and to ensure continuity in its investment strategy.
The Board also determined that the rate at which SSgA FM would be compensated for its services under the proposed agreement was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged by SSgA FM to its other clients. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which SSgA FM was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan.
Information About the Proposed Agreement with SSgA FM Relating to The Small Capitalization Equity Portfolio
The proposed agreement requires the named service provider to (i) provide a continuous investment program for that portion of each of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of 1940 Act. The proposed agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Agreement, SSgA FM will be paid a fee of 0.04% of the average daily net assets of the Portfolio allocated to it by Hirtle Callaghan or the Board, with a minimum annual fee payable to SSgA FM of $50,000. At the Portfolio’s asset level as of June 30, 2009 and with the Portfolio’s expected allocation, the minimum fee would apply, corresponding to a rate of 0.0704%. For more information on the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix B.
With respect to duration and termination, the proposed agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The proposed agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.
If Proposal 1 is approved, the proposed agreement will become effective as soon as reasonably practical following the Special Meeting. In the event that the proposed agreement is not approved by the Portfolio’s shareholders, the current Specialist Managers, and if Proposal 2 is approved, Pzena, will continue to manage the Portfolio

PRELIMINARY PROXY STATEMENT
July 29, 2009
PROPOSAL 2: Approval of Proposed Portfolio Management Agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio, and Pzena Investment Management, LLC
Day-to-day investment decisions for The Small Capitalization Equity Portfolio are currently the responsibility of five separate investment advisory organizations: Ironbridge Capital Management LP (“Ironbridge”); Frontier Capital Management Company, LLC (“Frontier”); Mellon Capital Management Corporation (“Mellon Capital”); Sterling Johnston Capital Management, L.P. (“Sterling Johnston”); and Geewax & Partners, LLC (“Geewax”). Each follows a distinct investment style in managing its portion of the assets of the Portfolio allocated to it.
All of the current Specialist Managers implement strategies using an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each has a distinct approach. During the course of carrying out its responsibilities, Hirtle Callaghan concluded that the Portfolio’s strategies should be supplemented to include a “deep value” manager that is expected to offer the potential for excess returns relative to the Russell 2000® Value Index over a full market cycle. For this assignment, Hirtle Callaghan recommended, and the Board approved, the engagement of Pzena Investment Management, LLC (“Pzena”). The Pzena strategy seeks to purchase stocks that it views as temporary underperformers based on historically demonstrated earning power. It uses deep and rigorous research capabilities and a fundamental, bottom-up approach to distinguish between companies that are undergoing temporary stress from those that deserve their depressed valuations, looking to exploit the market’s mispricing before the emergence of an identifiable earnings catalyst.
The proposed agreement with Pzena was approved, subject to the approval of the shareholders of the Portfolio, by the Trust’s Board at a meeting of the Board held on July 28, 2009. It should be noted that if the proposed agreement with Pzena is implemented, the Portfolio’s overall investment advisory fees are likely to increase; the extent of any such increase will depend on the manner in which the Portfolio’s assets are allocated among the Specialist Managers.
If approved by shareholders, the agreement will remain in effect in accordance with its term for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the proposed agreement with Pzena appears in this Proxy Statement as Exhibit B (Proposed Agreement between the Trust and Pzena relating to The Small Capitalization Equity Portfolio). Information about Pzena is set forth in the Proposed Specialist Managers Guide at Appendix A in the Proxy Statement.
THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
OF THE PORTFOLIO VOTE “FOR” PROPOSAL 2.
Factors Considered by the Board
The Board, including a majority of the Independent Trustees, has considered and approved, subject to the approval of the shareholders of the Portfolio, the proposed agreement with Pzena relating to The Small Capitalization Equity Portfolio. In connection with the Board’s deliberations, the Board considered several factors. In addition, the Board requested and received detailed information from Pzena about its business and operations.
In concluding that approval of the proposed agreement was in the best interests of the Portfolio and consistent with the expectations of shareholders, the Board gave substantial weight to Hirtle Callaghan’s assessment of the structure of the Portfolio, the role of each of the current Specialist Managers of the Portfolio, and the potential benefits of engaging Pzena to manage a portion of the Portfolio’s assets.
The Board also considered information provided to it by Hirtle Callaghan and Pzena with respect to the nature and quality of the services to be provided by Pzena, its performance record in managing investment accounts similar to the Portfolio, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the proposed agreement, including fees payable to Pzena.

PRELIMINARY PROXY STATEMENT
July 29, 2009
In summary, the Board concluded that the implementation of the proposed agreement with Pzena would be in the best interests of the Trust and the shareholders of the Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by Hirtle Callaghan as well as information provided to it relating to Pzena’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by Pzena, the Board had before it information that it received from Hirtle Callaghan and Pzena with respect to Pzena’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by Pzena were reasonably likely to benefit the Portfolios, the Board did not rely upon any single factor, but gave substantial weight to Hirtle Callaghan’s recommendations and its view with respect to the ability of Pzena to carry out the investment policies of the Portfolio and to ensure continuity in its investment strategy.
The Board also determined that the rate at which Pzena would be compensated for its services under the proposed agreement was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged by Pzena to its other clients. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which Pzena was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan.
Information About the Proposed Agreement with Pzena Relating to The Small Capitalization Equity Portfolio
The proposed agreement requires the named service provider to (i) provide a continuous investment program for that portion of each of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The proposed agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Agreement, Pzena will be paid a fee of 1.00% of the average daily net assets of the portion of the Portfolio allocated to it. For more information on the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix C.
With respect to duration and termination, the proposed agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The proposed agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.
If Proposal 2 is approved, the proposed agreement will become effective as soon as reasonably practical following the Special Meeting. In the event that the proposed agreement is not approved by the Portfolio’s shareholders, the current Specialist Managers and, if Proposal 1 is approved, SSgA FM, will continue to manage the Portfolio

PRELIMINARY PROXY STATEMENT
July 29, 2009
PROPOSAL 3: Approval of Proposed Portfolio Management Agreement between the Trust, on behalf of The Institutional Small Capitalization Equity Portfolio, and SSgA FM Funds Management, Inc.
Day-to-day investment decisions for The Institutional Small Capitalization Equity Portfolio are currently the responsibility of five separate investment advisory organizations: Ironbridge Capital Management LP (“Ironbridge”); Frontier Capital Management Company, LLC (“Frontier”); Mellon Capital Management Corporation (“Mellon Capital”); Sterling Johnston Capital Management, L.P. (“Sterling Johnston”); and Geewax & Partners, LLC (“Geewax”). Each follows a distinct investment style in managing its portion of the assets of the Portfolio allocated to it.
All of the current Specialist Managers implement strategies using an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each has a distinct approach. During the course of carrying out its responsibilities, Hirtle Callaghan concluded that the Portfolio would benefit from adding access to an index-based approach which varies depending on the risk premiums available to different segments of the Russell 2000® small capitalization universe (i.e. small capitalization value and small capitalization growth segments). For this assignment, Hirtle Callaghan recommended, and the Board approved, the engagement of SSgA Funds Management, Inc. (“SSgA FM”). The proposed agreement with SSgA FM was approved, subject to the approval of the shareholders of Portfolio, by the Trust’s Board at a meeting of the Board held on July 28, 2009.
It should be noted that if the proposed agreement with SSgA FM is implemented without the other proposed addition to the Portfolio set forth in Proposal 4 of this Proxy Statement, the Portfolio’s overall investment advisory fees are likely to decrease; the extent of any such decrease will depend on the manner in which the Portfolio’s assets are allocated among the Specialist Managers. However, if both Proposals 3 and 4 in this Proxy Statement are approved, the Portfolio’s overall investment advisory fees will likely increase; the extent of any such increase will depend on the manner in which the Portfolio’s assets are allocated among the Specialist Managers.
If approved by shareholders, the agreement will remain in effect in accordance with its term for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the proposed agreement with SSgA FM appears in this Proxy Statement as Exhibit C (Proposed Agreement between the Trust and SSgA FM relating to The Institutional Small Capitalization Equity Portfolio). Information about SSgA FM is set forth in the Proposed Specialist Managers Guide at Appendix A in the Proxy Statement.
THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
OF THE PORTFOLIO VOTE “FOR” PROPOSAL 3.
Factors Considered by the Board
The Board, including a majority of the Independent Trustees, has considered and approved, subject to the approval of the shareholders of the Portfolio, the proposed agreement with SSgA FM relating to The Institutional Small Capitalization Equity Portfolio. In connection with the Board’s deliberations, the Board considered several factors. In addition, the Board requested and received detailed information from SSgA FM about its business and operations.
In concluding that approval of the proposed agreement was in the best interests of the Portfolio and consistent with the expectations of shareholders, the Board gave substantial weight to Hirtle Callaghan’s assessment of the structure of the Portfolio, the role of each of the current Specialist Managers of the Portfolio, and the potential benefits of engaging SSgA FM to manage a portion of the Portfolio’s assets.
The Board also considered information provided to it by Hirtle Callaghan and SSgA FM with respect to the nature and quality of the services to be provided by SSgA FM, its performance record in managing investment accounts similar to the Portfolio, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the proposed agreement, including fees payable to SSgA FM.

PRELIMINARY PROXY STATEMENT
July 29, 2009
In summary, the Board concluded that the implementation of the proposed agreement with SSgA FM would be in the best interests of the Trust and the shareholders of the Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by Hirtle Callaghan as well as information provided to it relating to SSgA FM’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by SSgA FM, the Board had before it information that it received from Hirtle Callaghan and SSgA FM with respect to SSgA FM’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by SSgA FM were reasonably likely to benefit the Portfolios, the Board did not rely upon any single factor, but gave substantial weight to Hirtle Callaghan’s recommendations and its view with respect to the ability of SSgA FM to carry out the investment policies of the Portfolio and to ensure continuity in its investment strategy.
The Board also determined that the rate at which SSgA FM would be compensated for its services under the proposed agreement was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged by SSgA FM to its other clients. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which SSgA FM was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan.
Information About the Proposed Agreement with SSgA FM Relating to The Institutional Small Capitalization Equity Portfolio
The proposed agreement requires the named service provider to (i) provide a continuous investment program for that portion of each of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of 1940 Act. The proposed agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Agreement, SSgA FM will be paid a fee of 0.04% of the average daily net assets of the Portfolio allocated to it by Hirtle Callaghan or the Board, with a minimum annual fee payable to SSgA FM of $50,000. At the Portfolio’s asset level as of June 30, 2009 and the Portfolio’s likely allocations, the minimum fee would apply, corresponding to a rate of 0.1376%. For more information on the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix C.
With respect to duration and termination, the proposed agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The proposed agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.
If Proposal 3 is approved, the proposed agreement will become effective as soon as reasonably practical following the Special Meeting. In the event that the proposed agreement is not approved by the Portfolio’s shareholders, the current Specialist Managers and, if Proposal 4 is approved, Pzena will continue to manage the Portfolio.

PRELIMINARY PROXY STATEMENT
July 29, 2009
PROPOSAL 4: Approval of Proposed Portfolio Management Agreement between the Trust, on behalf of The Institutional Small Capitalization Equity Portfolio, and Pzena Investment Management, LLC
Day-to-day investment decisions for The Institutional Small Capitalization Equity Portfolio are currently the responsibility of five separate investment advisory organizations: Ironbridge Capital Management LP (“Ironbridge”); Frontier Capital Management Company, LLC (“Frontier”); Mellon Capital Management Corporation (“Mellon Capital”); Sterling Johnston Capital Management, L.P. (“Sterling Johnston”); and Geewax & Partners, LLC (“Geewax”). Each follows a distinct investment style in managing its portion of the assets of the Portfolio allocated to it.
All of the current Specialist Managers implement strategies using an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each has a distinct approach. During the course of carrying out its responsibilities, Hirtle Callaghan concluded that the Portfolio’s strategies should be supplemented to include a “deep value” manager that is expected to offer the potential for excess returns relative to the Russell 2000® Value Index over a full market cycle. For this assignment, Hirtle Callaghan recommended, and the Board approved, the engagement of Pzena Investment Management, LLC (“Pzena”). The Pzena strategy seeks to purchase stocks that it views as temporary underperformers based on historically demonstrated earning power. It uses deep and rigorous research capabilities and a bottom-up approach to distinguish between companies that are undergoing temporary stress from those that deserve their depressed valuations, looking to exploit the market’s mispricing before the emergence of an identifiable earnings catalyst.
The proposed agreement with Pzena was approved, subject to the approval of the shareholders of the Portfolio, by the Trust’s Board at a meeting of the Board held on July 28, 2009. It should be noted that if the proposed agreement with Pzena is implemented, the Portfolio’s overall investment advisory fees will likely increase; the extent of any such increase will depend on the manner in which the Portfolio’s assets are allocated among the Specialist Managers.
If approved by shareholders, the agreement will remain in effect in accordance with its term for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the proposed agreement with Pzena appears in this Proxy Statement as Exhibit D (Proposed Agreement between the Trust and Pzena relating to The Institutional Small Capitalization Equity Portfolio). Information about Pzena is set forth in the Proposed Specialist Managers Guide at Appendix A in the Proxy Statement.
THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
OF THE PORTFOLIO VOTE “FOR” PROPOSAL 4.
Factors Considered by the Board
The Board, including a majority of the Independent Trustees, has considered and approved, subject to the approval of the shareholders of the Portfolio, the proposed agreement with Pzena relating to The Institutional Small Capitalization Equity Portfolio. In connection with the Board’s deliberations, the Board considered several factors. In addition, the Board requested and received detailed information from Pzena about its business and operations.
In concluding that approval of the proposed agreement was in the best interests of the Portfolio and consistent with the expectations of shareholders, the Board gave substantial weight to Hirtle Callaghan’s assessment of the structure of the Portfolio, the role of each of the current Specialist Managers of the Portfolio, and the potential benefits of engaging Pzena to manage a portion of the Portfolio’s assets.
The Board also considered information provided to it by Hirtle Callaghan and Pzena with respect to the nature and quality of the services to be provided by Pzena, its performance record in managing investment accounts similar to the Portfolio, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the proposed agreement, including fees payable to Pzena.
In summary, the Board concluded that the implementation of the proposed agreement with Pzena would be in the

PRELIMINARY PROXY STATEMENT
July 29, 2009
best interests of the Trust and the shareholders of the Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by Hirtle Callaghan as well as information provided to it relating to Pzena’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by Pzena, the Board had before it information that it received from Hirtle Callaghan and Pzena with respect to Pzena’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by Pzena were reasonably likely to benefit the Portfolios, the Board did not rely upon any single factor, but gave substantial weight to Hirtle Callaghan’s recommendations and its view with respect to the ability of Pzena to carry out the investment policies of the Portfolio and to ensure continuity in its investment strategy.
The Board also determined that the rate at which Pzena would be compensated for its services under the proposed agreement was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged by Pzena to its other clients. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which Pzena was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan.
Information About the Proposed Agreement with Pzena Relating to The Institutional Small Capitalization Equity Portfolio
The proposed agreement requires the named service provider to (i) provide a continuous investment program for that portion of each of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. The proposed agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Agreement, Pzena will be paid a fee of 1.00% of the average daily net assets of portion of the Portfolio allocated to it. For more information on the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix C.
With respect to duration and termination, the proposed agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The proposed agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.
If Proposal 4 is approved, the proposed agreement will become effective as soon as reasonably practical following the Special Meeting. In the event that the proposed agreement is not approved by the Portfolio’s shareholders, the current Specialist Managers and, if Proposal 3 is approved, SSgA FM, will continue to manage the Portfolio.

PRELIMINARY PROXY STATEMENT
July 29, 2009
Management of the Trust
Information about Hirtle Callaghan. Under the terms of separate discretionary investment advisory agreements with the Trust relating to the Portfolios (“Hirtle Callaghan Agreements”), Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the Hirtle Callaghan Agreements also authorize Hirtle Callaghan to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the Hirtle Callaghan Agreements provide that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the Hirtle Callaghan Agreements, Hirtle Callaghan is entitled to receive an annual fee of .05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2009, Hirtle Callaghan received advisory fees from The Small Capitalization Equity Portfolio in the amount of $178,719.89 and advisory fees from The Institutional Small Capitalization Equity Portfolio in the amount of $78,844.56.
Hirtle Callaghan’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Hirtle Callaghan was organized in 1988, and is a registered investment adviser under the Investment Advisers Act, Hirtle Callaghan had, as of June 30, 2009, approximately $16 billion in assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle. Robert J. Zion, a principal of Hirtle Callaghan, serves on the Trust’s Board and also serves as Vice President, Secretary and Treasurer of the Trust. The current Hirtle Callaghan Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at meetings of the Board held on June 10, 2008 and March 10, 2009.
Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.
Distribution Services. On April 1, 2009 Unified Financial Securities, Inc. (“Unified”) began serving as the Trust’s principal underwriter pursuant to an agreement approved by the Board on March 10, 2009. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Because shares of the Trust’s Portfolios are available only to clients of Hirtle Callaghan and financial intermediaries that have established a relationship with Hirtle Callaghan, the services to be provided by Unified are limited. Unified will receive an annual fee of $10,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridien St., Suite 300, Indianapolis, IN, 46208. Prior to April 1, 2009, Foreside Fund Services LLC (“Foreside”) served as the Trust’s principal underwriter. Foreside’s offices are located at Three Canal Plaza, Suite 100, Portland, ME 04101.
General Matters Under Delaware Law
As a Delaware Statutory Trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s registered independent public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.
Additional Information
The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolios as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to

PRELIMINARY PROXY STATEMENT
July 29, 2009
more than 50% of the shares of the Trust’s portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each Portfolio.
Abstentions and Broker Non-Votes
A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.
By Order of the Board of Trustees
Dated:                     , 2009

PRELIMINARY PROXY STATEMENT
July 29, 2009
APPENDIX A
PROPOSED SPECIALIST MANAGERS GUIDE
The following provides additional information about SSgA FM and Pzena.
Information About SSgA FM
If the proposed agreements with SSgA Funds Management, Inc. (“SSgA FM”) are approved by shareholders, SSgA FM will become an additional investment management firm serving The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio (the “Portfolios”). Consistent with the investment objectives and policies of the Portfolios, respectively, SSgA FM will adhere to a “passive” or “index” investment approach designed to replicate the composition of each Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index.
SSgA FM is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Under the terms of the proposed agreements with SSgA FM, the advisory fees paid to SSgA FM will be based on the total amount of assets managed by SSgA FM with respect to each Portfolio. SSgA FM will be paid a fee of 0.04% of the average daily net assets of the portion of each Portfolio allocated to it by Hirtle Callaghan or the Board, with a minimum annual fee portfolio of $50,000. At the asset levels of each Portfolio as of June 30, 2009 and the expected allocations, the minimum fee would apply, corresponding to a rate of 0.0704% for The Small Capitalization Equity Portfolio and 0.1376% for The Institutional Small Capitalization Equity Portfolio.
SSgA FM’s Global Structured Products Team will be primarily responsible for the day-to-day management of that portion of the Portfolios’ assets allocated to SSgA FM. That team is managed by the following individuals:

State Street Global Advisors
		Years
Name	Title/Responsibilities	Experience	Years with Firm
John Tucker, CFA	Vice President — State Street Global Advisors; Unit Head of Exchange-Traded Funds and US Markets	20	20

Kristin Carcio	Principal — State Street Global Advisors; Portfolio Manager in Global Structured Products Group	8	2
SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of March 31, 2009, SSgA FM had over $116 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.3 trillion under management as of March 31, 2009, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.
The address of SSgA FM is State Street Financial Center, One Lincoln Street, Boston, MA, 02111-2900; SSgA FM is located at the same address as its parent company. The name and principal occupation of the principal executive officers and each director of SSgA FM, and SSgA where applicable, are as follows:

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July 29, 2009

Name	Principal Occupation
James E. Ross	Director and President, SSgA FM; Senior Managing Director, SSgA

Shawn Johnson	Director, SSgA FM; Senior Managing Director , SSgA

Phillip S. Gillespie	Chief Legal Officer and Director, SSgA FM; Executive Vice President and General Counsel, SSgA

Thomas Kelly	Treasurer, SSgA FM; Senior Managing Director SSgA

Cuan Coulter	Chief Compliance Officer, SSgA FM; Chief Compliance Officer, SSgA

Tracy A. Atkinson	Director, SSgA FM; Chief Compliance Officer, State Street Corporation
As of March 31, 2009 SSgA FM managed approximately $81 billion in assets using passive Russell Index strategies across a variety of Funds sponsored by affiliates of SSgA FM, including the SSgA Funds, the State Street Navigator Securities Lending Prime Portfolio (a series of the Navigator Securities Lending Trust), the State Street Master Funds, the State Street Institutional Investment Trust, the Select Sector SPDR Trust, the SPDR Series Trust and the SPDR Index Shares Funds. SSgA FM also serves as sub advisor to various funds sponsored by unaffiliated third parties, including Funds offered through variable annuity products.
The following table sets forth certain information about other registered investment companies managed by SSgA FM to the same or similar Russell index strategies as will be used in the Affected Portfolios.

Name of Fund	Name of Index	Assets as of 3/31/2009	SSgA FM Advisory Fee
LVIP SSgA Small Cap	Russell 2000 Index	$132,258,380	Comparable account
Index Fund			1 = 0.03% up to
$500 M; 0.02%
thereafter

Penn Series Funds,		$ 8,273,287	Comparable account
Inc. Small Cap			2 = 0.08% up to $50
Index Fund			M; 0.06% $51-$100
M; 0.04% thereafter

Axa Premier VIP	Russell 2000 Growth	$167,458,239	Comparable account
Trust Multimanager	Index		1 = 0.02% up to
Small Cap Growth			$150 M; 0.015%
Portfolio			thereafter

Axa Premier VIP	Russell 2000 Value Index	$300,367,847	Comparable account
Trust Multimanager			1 = 0.02% up to
Small Cap Value			$150 M; 0.015%
Portfolio			thereafter

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Information About Pzena
If the proposed agreements with Pzena are approved by shareholders, Pzena will become an additional investment management firm serving the Affected Portfolios. With respect to Affected Portfolios, and consistent with the investment objectives and policies of the Affected Portfolios, Pzena will adhere to a value-oriented investment strategy pursuant to which it will seek to purchase stocks that are underperforming their historically demonstrated earnings power; such a determination is based on a bottom-up research approach which seeks to differentiate between companies that are undergoing temporary stress from those which deserve their depressed valuations.
Pzena is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 120 West 45th Street, 20th Floor, New York, New York 10036. Under the terms of the proposed agreements with Pzena, Pzena will receive, with respect to the Affected Portfolios, an annual fee equal to 1.00% of the assets allocated to it. Richard Pzena, John Goetz and Benjamin Silver will be primarily responsible for the day-to-day management of that portion of the assets of Affected Portfolios allocated to Pzena. Mr. Pzena is the founder and Co-Chief Investment Officer of Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Pzena formed Pzena in 1995. Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Goetz joined Pzena in 1996. Mr. Silver is a Principal, Co-Director of Research and Portfolio Management of Small Cap Value at Pzena. Mr. Silver joined Pzena in 2001. As of May 31, 2009, Pzena had total assets under management of approximately $10.8 billion.
Pzena is a subsidiary of Pzena Investment Management, Inc. The address of Pzena Investment Management, Inc.’s headquarters is 120 West 45th Street, 20th Floor, New York, New York 10036. The name and principal occupation of the principal executive officers and each director of Pzena are as follows:

Name	Principal Occupation
Richard S. Pzena	Managing Principal, Chief Executive Officer and Co-Chief Investment Officer

John P. Goetz	Managing Principal, Co-Chief Investment Officer

William L. Lipsey	Managing Principal, Marketing and Client Services

A. Rama Krishna	Managing Principal

Michael D. Peterson	Principal, Co-Director of Research

Benjamin Silver	Principal, Co-Director of Research, Portfolio Manager — Small Cap Value Service
Pzena does not currently serve as the adviser or sub-adviser to any registered investment companies whose investment objectives are similar to the Affected Portfolios.

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APPENDIX B
Pro Forma Fee and Expense Table: The Small Capitalization Equity Portfolio
Pro Forma Allocations if Proposed Agreement with SSgA Funds Management, Inc. and Pzena Investment
Management, LLC is Approved
The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Portfolio. Each is designed to correspond with the tables relating to the Portfolios that appear in the prospectus for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.
The following table provides data concerning the Portfolio’s current management fees and expenses as a percentage of average net assets for the period ended June 30, 2009, as well as fees and expenses that would have been incurred if the Proposed Agreements had been in effect during the Portfolio’s fiscal year ended June 30, 2009. The net assets of the Portfolio as of June 30, 2009 were approximately $355.23 million.

		Fees if
		Proposed SSgA	Fees if Only	Fees if Only
		FM and Pzena	Proposed SSgA	Proposed Pzena
	Fees Under Current	Agreements are	FM Agreement	Agreement is
	Agreements	Both Approved[1]	is Approved[2]	Approved[3]
Management Fees*	0.63%	0.69%	0.59%	0.74%
Other Expenses**	0.09%	0.09%	0.09%	0.09%
Total Portfolio Operating Expenses	0.72%	0.78%	0.68%	0.83%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to Hirtle Callaghan. The Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

[1]	The figures shown assume an expected allocation of assets of 25% to Ironbridge Capital Management LP (“Ironbridge”), 20% to Frontier Capital Management Company, LLC (“Frontier”), 20% to SSgA Funds Management, Inc. (“SSgA FM”), 20% to Sterling Johnston Capital Management, L.P. and 15% to Pzena Investment Management, LLC (“Pzena”). Hirtle Callaghan expects that the Portfolio’s allocations to Mellon Capital Management Corporation and Geewax & Partners, LLC will be reduced to a de minimus level or eliminated over time.

[2]	The figures shown assume an allocation of assets of 25% to Ironbridge, 20% to Frontier, 20% to SSgA FM, 20% to Sterling Johnston and 15% to Geewax & Partners, LLC.

[3]	The figures shown assume an allocation of assets of 25% to Ironbridge, 20% to Frontier, 20% to Mellon Capital, 20% to Sterling Johnston and 15% to Pzena.
Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and

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assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses	Expenses if Proposed SSgA	Expenses if Only Proposed
	Under Current	FM and Pzena Agreements are	SSgA FM Agreement is	Expenses if Only Pzena
	Agreements	Both Approved	Approved	Agreement is Approved
1 year	$ 74	$ 80	$ 69	$ 85
3 years	$230	$249	$218	$ 265
5 years	$401	$433	$379	$ 460
10 years	$894	$966	$847	$1,025

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APPENDIX C
Pro Forma Fee and Expense Table: The Institutional Small Capitalization Equity Portfolio
Pro Forma Allocations if Proposed Agreements with SSgA Funds Management, Inc. and Pzena Investment
Management, LLC is Approved
The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Portfolio. Each is designed to correspond with the tables relating to the Portfolios that appear in the prospectus for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.
The following table provides data concerning the Portfolio’s current management fees and expenses as a percentage of average net assets for the period ended June 30, 2009, as well as fees and expenses that would have been incurred if the Proposed Agreements had been in effect during the Portfolio’s fiscal year ended June 30, 2009. The net assets of the Portfolio as of June 30, 2009 were approximately $181.66 million.

	Fees Under	Fees if Proposed SSgA FM	Fees if Only Proposed	Fees if Only Proposed
	Current	and Pzena Agreements are	SSgA FM Agreement is	Pzena Agreement is
	Agreements	Both Approved[1]	Approved[2]	Approved[3]
Management Fees*	0.63%	0.71%	0.60%	0.74%
Other Expenses**	0.10%	0.10%	0.10%	0.10%
Total Portfolio Operating Expenses	0.73%	0.81%	0.70%	0.84%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to Hirtle Callaghan. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since the Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

[1]	The figures shown assume an expected allocation of assets of 25% to Ironbridge Capital Management LP (“Ironbridge”), 20% to Frontier Capital Management Company, LLC (“Frontier”), 20% to SSgA Funds Management, Inc. (“SSgA FM”), 20% to Sterling Johnston Capital Management, L.P. and 15% to Pzena Investment Management, LLC (“Pzena”). Hirtle Callaghan expects that the Portfolio’s allocations to Mellon Capital Management Corporation and Geewax & Partners, LLC will be reduced to a de minimus level or eliminated over time.

[2]	The figures shown assume an allocation of assets of 25% to Ironbridge, 20% to Frontier, 20% to SSgA FM, 20% to Sterling Johnston and 15% to Geewax & Partners, LLC.

[3]	The figures shown assume an allocation of assets of 25% to Ironbridge, 20% to Frontier, 20% to Mellon Capital, 20% to Sterling Johnston and 15% to Pzena.
Example. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and

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assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses	Expenses if Proposed SSgA	Expenses if Only Proposed
	Under Current	FM and Pzena Agreements are	SSgA FM Agreement is	Expenses if Only Proposed
	Agreements	Both Approved	Approved	Pzena Agreement is Approved
1 year	$ 75	$ 83	$ 72	$ 86
3 years	$233	$259	$224	$268

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EXHIBIT A
PORTFOLIO MANAGEMENT AGREEMENT
For The Small Capitalization Equity Portfolio
AGREEMENT made this ___ day of                     , 2009, between SSgA Funds Management, Inc., a corporation organized under the laws of Massachusetts (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware statutory trust (“Trust”).
WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and
WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Small Capitalization Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;
NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:
1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.
2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., LLC (“Hirtle Callaghan”), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account;
(b) Subject to the general supervision of the Trust’s Board of Trustees and the direction of Hirtle Callaghan, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers, including affiliated brokers and dealers of Portfolio Manager, through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:
     (i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

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     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;
     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the Trust’s daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement. In the performance of its duties and obligations under this Agreement, the Portfolio Manager will use its best efforts to assist Hirtle Callaghan in ensuring continued qualification for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and
     (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.
3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees.
On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Portfolio Manager, the Portfolio Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.
Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.
4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to

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receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.04% of the average daily net assets of the Account, subject to a minimum annual fee of $50,000.
5. Limitation of Liability and Indemnification. (a) Neither the Portfolio Manager nor any person that is an “affiliated person” of the Portfolio Manager or any of its affiliated companies (collectively, “Associated Persons”) shall be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. In no event shall the Portfolio Manager or its Associated Persons have any liability arising from the conduct of any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manger. The parties agree that any stated limitations on liability shall not relieve the Portfolio Manager from any responsibility or liability under state of federal statutes.
(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in the Trust’s registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission (“SEC Filings”), as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.
(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.
(d) The Trust agrees to indemnify and hold harmless the Portfolio Manager and its Associated Persons from any claims, liabilities and expenses, including reasonable attorneys’ fees, incurred as a result of any untrue statement of a material fact which relates to information in any SEC filing, or any omission to state a material fact in any SEC filing in any case where the statement or material omission was not based on written information supplied by electronic transmission or in writing to Trust, or its administrator, transfer agent, custodian, distributor or to Hirtle Callaghan & Co., LLC, the Trust’s investment manager, by the Portfolio Manager.
(e) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

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(f) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing or was contained in Portfolio Manager’s Form ADV; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.
(g) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.
6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.
7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.
This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained

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before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.
8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.
It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co. Holdings, Inc. (“HCC”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the SSgA Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.
It is acknowledged and agreed that the name “State Street Global Advisors,” “SSgA,” “SSgA Funds Management, Inc.” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“SSgA Marks”), are valuable property of the Portfolio Manager and that the Trust and its authorized agents may use the SSgA Marks as necessary in SEC Filings so long as this Agreement is in place. The Trust is not permitted to use the SSgA Marks for any other purpose (including, without limitation, marketing the shares of the Trust) without the written consent of the Portfolio Manager, which shall not be unreasonably withheld. Upon termination of this Agreement, the Trust shall forthwith cease to use the SSgA Marks. The Trust acknowledges that unauthorized use of the SSgA Marks shall result in irreparable harm to the Portfolio Manager for which monetary damages are inadequate, and thus, the Portfolio Manager shall be entitled to injunctive relief.
The provisions of this Section 8 shall survive termination of this Agreement.
9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:
(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act;
(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment

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Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area; and
(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning the Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.
10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.
11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:
If to the Trust:
Robert J. Zion
The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428
If to Portfolio Manager:
SSgA Funds Management, Inc.
One Lincoln Street
Boston, MA 02111
Attention: Chief Compliance Officer
12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.
The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

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Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	SSgA Funds Management, Inc.
By:
James E. Ross
President

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Small Capitalization Equity Portfolio)
By:

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EXHIBIT B
PORTFOLIO MANAGEMENT AGREEMENT
For The Small Capitalization Equity Portfolio
AGREEMENT made this ___ day of                     , 2009, between Pzena Investment Management, LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware statutory trust (“Trust”).
WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and
WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Small Capitalization Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;
NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:
1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein under Portfolio Manager’s Small Cap Value Service and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.
2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., LLC (“Hirtle Callaghan”), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.
(b) Subject to any other written instructions of Trust or authorized officers of the Trust, Portfolio Manager is hereby appointed the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as Portfolio Manager shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Account, provided that, Portfolio Manager’s actions in executing such documents shall comply with federal regulations, all other federal laws applicable to registered investment companies and Portfolio Manager’s duties and obligations under this Agreement and the Trust’s governing documents.
(c) Subject to the general supervision of the Trust’s Board of Trustees and the direction of Hirtle Callaghan, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

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     (i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;
     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;
     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”);
     (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account; and
     (v) vote proxies of issuers of securities and respond to all corporate actions for securities held by the Account unless otherwise instructed by the Trust or authorized officers of the Trust. Portfolio Manager further agrees that it has adopted written proxy voting procedures that comply with the requirements of the Investment Company Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) (“Proxy Voting Policy”). Portfolio Manager shall exercise such voting rights and monitor such corporate actions in accordance with Portfolio Manager’s Proxy Voting Policy, as the same may be amended from time to time. The Trust acknowledges that there may be times when refraining to vote a proxy may be appropriate under such Proxy Voting Policy. In addition, the Trust acknowledges and agrees that Portfolio Manager shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in the Account or to advise or take action on behalf of the Trust with respect to any such actions or litigation. Portfolio Manager will forward any important information received by it about such actions to the Trust.
3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio

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transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.
4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 1.00% of the average daily net assets of the Account.
5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.
(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.
(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.
(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.
(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement

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or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing or was contained in Portfolio Manager’s Form ADV; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.
(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.
6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.
7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.
This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

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8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.
It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Pzena Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.
It is acknowledged and agreed that the name “Pzena Investment Management, LLC” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Pzena Marks”), are valuable property of the Portfolio Manager and that the use of the Pzena Marks by the Trust or its agents is permitted only so long as this Agreement is in place.
The provisions of this Section 8 shall survive termination of this Agreement.
9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:
(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.
(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

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(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.
10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.
11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by facsimile followed by a hard copy sent by first class, postage prepaid mail, by hand or via overnight delivery service as follows:
If to the Trust:
Robert J. Zion
The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, PA 19428
If to Portfolio Manager:
William L. Lipsey
Pzena Investment Management, LLC
120 West 45th Street, 20th Floor
New York, New York 10036
12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.
The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees. The Trust hereby consents to Portfolio Manager’s use of electronic mail to satisfy its disclosure delivery requirements under the federal securities laws (including Portfolio Manager’s obligation to deliver its Form ADV), and to deliver any other reports and documents. Such consent shall be effective for the duration of this Agreement, unless the Trust revokes such consent, in writing.
Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Pzena Investment Management, LLC
By:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Small Capitalization Equity Portfolio)
By:

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EXHIBIT C
PORTFOLIO MANAGEMENT AGREEMENT
For The Institutional Small Capitalization Equity Portfolio
AGREEMENT made this ___ day of                     , 2009, between SSgA Funds Management, Inc., a corporation organized under the laws of Massachusetts (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware statutory trust (“Trust”).
WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and
WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Institutional Small Capitalization Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;
NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:
1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.
2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., LLC (“Hirtle Callaghan”), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account;
(b) Subject to the general supervision of the Trust’s Board of Trustees and the direction of Hirtle Callaghan, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers, including affiliated brokers and dealers of Portfolio Manager, through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:
     (i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

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     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;
     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the Trust’s daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement. In the performance of its duties and obligations under this Agreement, the Portfolio Manager will use its best efforts to assist Hirtle Callaghan in ensuring continued qualification for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and
     (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.
3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees.
On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Portfolio Manager, the Portfolio Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.
Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.
4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to

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receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.04% of the average daily net assets of the Account, subject to a minimum annual fee of $50,000.
5. Limitation of Liability and Indemnification. (a) Neither the Portfolio Manager nor any person that is an “affiliated person” of the Portfolio Manager or any of its affiliated companies (collectively, “Associated Persons”) shall be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. In no event shall the Portfolio Manager or its Associated Persons have any liability arising from the conduct of any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manger. The parties agree that any stated limitations on liability shall not relieve the Portfolio Manager from any responsibility or liability under state of federal statutes.
(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in the Trust’s registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission (“SEC Filings”), as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.
(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.
(d) The Trust agrees to indemnify and hold harmless the Portfolio Manager and its Associated Persons from any claims, liabilities and expenses, including reasonable attorneys’ fees, incurred as a result of any untrue statement of a material fact which relates to information in any SEC filing, or any omission to state a material fact in any SEC filing in any case where the statement or material omission was not based on written information supplied by electronic transmission or in writing to Trust, or its administrator, transfer agent, custodian, distributor or to Hirtle Callaghan & Co., LLC, the Trust’s investment manager, by the Portfolio Manager.
(e) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

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(f) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing or was contained in Portfolio Manager’s Form ADV; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.
(g) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.
6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.
7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.
This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained

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before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.
8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.
It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co. Holdings, Inc. (“HCC”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the SSgA Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.
It is acknowledged and agreed that the name “State Street Global Advisors,” “SSgA,” “SSgA Funds Management, Inc.” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“SSgA Marks”), are valuable property of the Portfolio Manager and that the Trust and its authorized agents may use the SSgA Marks as necessary in SEC Filings so long as this Agreement is in place. The Trust is not permitted to use the SSgA Marks for any other purpose (including, without limitation, marketing the shares of the Trust) without the written consent of the Portfolio Manager, which shall not be unreasonably withheld. Upon termination of this Agreement, the Trust shall forthwith cease to use the SSgA Marks. The Trust acknowledges that unauthorized use of the SSgA Marks shall result in irreparable harm to the Portfolio Manager for which monetary damages are inadequate, and thus, the Portfolio Manager shall be entitled to injunctive relief.
The provisions of this Section 8 shall survive termination of this Agreement.
9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:
(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act;
(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment

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Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area; and
(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning the Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.
10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.
11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:
If to the Trust:
Robert J. Zion
The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428
If to Portfolio Manager:
SSgA Funds Management, Inc.
One Lincoln Street
Boston, MA 02111
Attention: Chief Compliance Officer
12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.
The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

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Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	SSgA Funds Management, Inc.
By:
James E. Ross
President

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Institutional Small Capitalization Equity Portfolio)
By:

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EXHIBIT D
PORTFOLIO MANAGEMENT AGREEMENT
For The Institutional Small Capitalization Equity Portfolio
AGREEMENT made this ___day of                     , 2009, between Pzena Investment Management, LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware statutory trust (“Trust”).
WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and
WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Institutional Small Capitalization Equity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;
NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:
1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein under Portfolio Manager’s Small Cap Value Service and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.
2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., LLC (“Hirtle Callaghan”), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.
(b) Subject to any other written instructions of Trust or authorized officers of the Trust, Portfolio Manager is hereby appointed the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as Portfolio Manager shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Account, provided that, Portfolio Manager’s actions in executing such documents shall comply with federal regulations, all other federal laws applicable to registered investment companies and Portfolio Manager’s duties and obligations under this Agreement and the Trust’s governing documents.
(c) Subject to the general supervision of the Trust’s Board of Trustees and the direction of Hirtle Callaghan, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning

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transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:
     (i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;
     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;
     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”);
     (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account; and
     (v) vote proxies of issuers of securities and respond to all corporate actions for securities held by the Account unless otherwise instructed by the Trust or authorized officers of the Trust. Portfolio Manager further agrees that it has adopted written proxy voting procedures that comply with the requirements of the Investment Company Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) (“Proxy Voting Policy”). Portfolio Manager shall exercise such voting rights and monitor such corporate actions in accordance with Portfolio Manager’s Proxy Voting Policy, as the same may be amended from time to time. The Trust acknowledges that there may be times when refraining to vote a proxy may be appropriate under such Proxy Voting Policy. In addition, the Trust acknowledges and agrees that Portfolio Manager shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in the Account or to advise or take action on behalf of the Trust with respect to any such actions or litigation. Portfolio Manager will forward any important information received by it about such actions to the Trust.
3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which

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Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.
4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 1.00% of the average daily net assets of the Account.
5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.
(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.
(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.
(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

PRELIMINARY PROXY STATEMENT
July 29, 2009
(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing or was contained in Portfolio Manager’s Form ADV; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.
(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.
6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.
7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.
This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For

PRELIMINARY PROXY STATEMENT
July 29, 2009
purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.
8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.
It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Pzena Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.
It is acknowledged and agreed that the name “Pzena Investment Management, LLC” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Pzena Marks”), are valuable property of the Portfolio Manager and that the use of the Pzena Marks by the Trust or its agents is permitted only so long as this Agreement is in place.
The provisions of this Section 8 shall survive termination of this Agreement.
9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:
(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.
(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading

PRELIMINARY PROXY STATEMENT
July 29, 2009
of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.
(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.
10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.
11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by facsimile followed by a hard copy sent by first class, postage prepaid mail, by hand or via overnight delivery service as follows:

If to the Trust:
Robert J. Zion The Hirtle Callaghan Trust Five Tower Bridge, 300 Barr Harbor Drive, Suite 500 West Conshohocken, PA 19428

If to Portfolio Manager:	William L. Lipsey Pzena Investment Management, LLC 120 West 45th Street, 20th Floor New York, New York 10036
12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.
The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees. The Trust hereby consents to Portfolio Manager’s use of electronic mail to satisfy its disclosure delivery requirements under the federal securities laws (including Portfolio Manager’s obligation to deliver its Form ADV), and to deliver any other reports and documents. Such consent shall be effective for the duration of this Agreement, unless the Trust revokes such consent, in writing.
Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek

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satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Pzena Investment Management, LLC

By:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Institutional Small Capitalization Equity Portfolio)

By:

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
             EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M16348-TBD	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Small Capitalization Equity Portfolio

The Board of Trustees recommends that you vote “FOR” the proposals below.				For	Against	Abstain

1.	Approval of a portfolio management agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio, and SSgA Funds Management, Inc., and			☐	☐	☐

2.	Approval of a portfolio management agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio, and Pzena Investment Management, LLC.			☐	☐	☐

5.	Such other matters as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
                EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M16349-TBD	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Institutional Small Capitalization Equity Portfolio

The Board of Trustees recommends that you vote “FOR” the proposals below.				For	Against	Abstain

3.	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Small Capitalization Equity Portfolio, and SSgA Funds Management, Inc., and			☐	☐	☐

4.	Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Small Capitalization Equity Portfolio, and Pzena Investment Management, LLC.			☐	☐	☐

5.	Such other matters as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Meeting and Proxy Statement is available at www.proxyvote.com.

M16350-TBD

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
of
THE SMALL CAPITALIZATION EQUITY PORTFOLIO and
THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO
of
THE HIRTLE CALLAGHAN TRUST
to be held on August 27, 2009
The undersigned appoints Donald E. Callaghan and Robert J. Zion, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of The Hirtle Callaghan Trust (the “Trust”) representing interests in the Trust’s Portfolios, named above, at the offices of Hirtle, Callaghan & Co., Inc., Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on August 27, 2009 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked below, this proxy is given WITH authority to vote FOR the proposals noted on the reverse. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.